Filed under Rules 497(e) and 497(k)
Registration No. 002-83631

VALIC Company I

Stock Index Fund

(the “Fund”)

Supplement dated September 14, 2026, to the Summary Prospectus, Prospectus

and Statement of Additional Information (“SAI”)

each dated October 1, 2025, as supplemented and amended to date

At a meeting of the Board of Directors (the “Board”) of VALIC Company I (the “Company”) held on August 5, 2026, the Board approved a change to the Fund’s diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that the Fund intends to be diversified in approximately the same proportion as the Fund’s underlying index is diversified. The Fund’s investment objective is not changing and it will continue seeking long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index (the “Index”). The Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in the relative market capitalization or index weighting of one or more of the Index constituents. Shareholder approval will not be sought if the Fund becomes non-diversified under such circumstances.

Accordingly, the following changes to the Summary Prospectus, Prospectus and SAI will become effective as of September 29, 2026:

The following is added as the penultimate paragraph to the section of the Fund’s Summary Prospectus entitled “Principal Investment Strategies of the Fund” and the subsection of the Fund’s Prospectus entitled “Fund Summary: Stock Index Fund – Principal Investment Strategies of the Fund”:

The Fund is classified as diversified under the Investment Company Act of 1940, as amended. However, the Fund may become non-diversified (which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund), solely as a result of a change in the relative market capitalization or index weighting of one or more of the Index constituents. In these circumstances, the Fund may hold larger positions in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

The following is added to the section of the Fund’s Summary Prospectus entitled “Principal Risks of Investing in the Fund” and the subsection of the Fund’s Prospectus entitled “Fund Summary: Stock Index Fund – Principal Risks of Investing in the Fund”:

Non-Diversification Risk. In order to replicate the composition of the Index, the Fund’s total assets may at times be invested in multiple issuers representing more than 5% of the Fund’s total assets. As a result, the Fund may, from time to time, become “non-diversified.” A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Fund’s risk is increased because the effect of each security on the Fund’s performance is greater.

The following is added to the section of the Fund’s SAI entitled “INVESTMENT RESTRICTIONS”:

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer (except as may be necessary to approximate the composition of its benchmark index) or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Shareholder approval will not be sought if the Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of its benchmark index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-91915R-SIF1.2 (9/26)